Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements of Saul Centers, Inc.:

Registration
Statement Number         Form             Description
333-123982             Form S-3         Common Stock to be Resold by Selling Stockholders
333-115262             Form S-8         2004 Stock Plan
333-60064             Form S-3         Common Stock to be Resold by Selling Stockholders
333-59962             Form S-8         Deferred Compensation Plan for Directors
333-41436             Form S-3         Common Stock to be Resold by Selling Stockholders
333-88127            Form S-3         Common Stock to be Resold by Selling Stockholders
333-82041             Form S-8         Deferred Compensation and Stock Plan for Directors
333-139376             Form S-3D         Dividend Reinvestment and Stock Purchase Plan
333-150785             Form S-8         Amended 2004 Stock Plan
333-151515             Form S-3         Common Stock to be Resold by Selling Stockholders
333-166751             Form S-3         Common Stock to be Resold by Selling Stockholders
333-185595             Form S-3         Shelf Registration Statement
333-187367            Form S-3D        Dividend Reinvestment and Stock Purchase Plan
333-188686            Form S-3        Common Stock to be Resold by Selling Stockholders
333-200921            Form S-3        Common Stock to be Resold by Selling Stockholders
333-216688            Form S-8        Amended 2004 Stock Plan
333-216689            Form S-8        Deferred Compensation and Stock Plan for Director
333-222262            Form S-3ASR        Shelf Registration Statement
333-231321            Form S-8        Amended 2004 Stock Plan
333-239358            Form S-3ASR        Shelf Registration Statement

of our reports dated February 25, 2021, relating to the consolidated financial statements and financial statement schedule of Saul Centers, Inc. and the effectiveness of Saul Centers, Inc.'s internal control over financial reporting appearing in this Annual Report on Form 10-K of Saul Centers, Inc. for the year ended December 31, 2020.

/s/ Deloitte & Touche LLP
McLean, Virginia
February 25, 2021